Exhibit 99.1

GULF ISLAND

ANNOUNCES SHARE REPURCHASE PROGRAM

THE WOODLANDS, TX - Gulf Island Fabrication, Inc. (NASDAQ: GIFI) (the “Company”), a leading steel fabricator and service provider to the industrial and energy sectors, today announced that its Board of Directors (“Board”) has approved a share repurchase program authorizing the repurchase of up to $5.0 million of the Company’s outstanding common stock, effective from December 15, 2023 through December 15, 2024.

“Gulf Island is committed to a balanced capital allocation strategy that is designed to maximize total shareholder returns,” stated Richard Heo, Gulf Island’s President and Chief Executive Officer. “The approval by our Board of a share repurchase program demonstrates our solid financial position and confidence in our business outlook. This share repurchase program will not impact the pursuit of our growth objectives, and our capital allocation strategy will continue to prioritize investments in organic growth opportunities combined with the acquisition of complementary assets in key target markets.”

The timing and amount of any share repurchases will be at the discretion of management and will depend on a variety of factors. Share repurchases under the program may be made from time to time through transactions in the open market, in privately negotiated transactions or by other means in accordance with applicable laws. The share repurchase program does not obligate the Company to repurchase any shares and may be modified, increased, suspended or terminated at any time at the Board’s discretion. The Company does not expect to incur debt to fund the share repurchase program.

ABOUT GULF ISLAND

Gulf Island is a leading fabricator of complex steel structures and modules and provider of specialty services, including project management, hookup, commissioning, repair, maintenance, scaffolding, coatings, welding enclosures, civil construction and staffing services to the industrial and energy sectors. The Company’s customers include U.S. and, to a lesser extent, international energy producers; refining, petrochemical, LNG, industrial and power operators; and EPC companies. The Company is headquartered in The Woodlands, Texas and its primary operating facilities are located in Houma, Louisiana.

CAUTIONARY STATEMENT

This release contains forward-looking statements. Forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, are all statements other than statements of historical facts, such as statements regarding the Company’s execution of any share repurchases under the share repurchase program and future allocation of cash flows. The words “anticipates,” “may,” “can,” “plans,” “expects,” “projects,” “likely,” “will,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

The Company cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause its actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in the Company’s cash requirements, financial position or investment plans; changes in general market, economic, tax, regulatory or industry conditions; and other factors described under “Risk Factors” in Part I, Item 1A of the Company’s annual report on Form 10-K for the year ended December 31, 2022, as updated by subsequent filings with the SEC. The timing and amount of any share repurchases will be at the discretion of management and will depend on a variety of factors including, but not limited to, the Company’s operating performance, cash flow and financial position, the market price of the shares and general economic and market conditions. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company or that arise in the future could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which the Company’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, which it cannot control. Further, the Company may make changes to its business plans that could affect its results. The Company cautions investors that it undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as of the date made, for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, and notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

COMPANY INFORMATION

Richard W. Heo	Westley S. Stockton
Chief Executive Officer	Chief Financial Officer
713.714.6100	713.714.6100